Exhibit 10.1

AMENDMENT No. 6

AMENDMENT NO. 6, dated as of March 30, 2026 (this “Amendment”), by and among LUMEXA IMAGING, INC., a Delaware corporation (the “LII Borrower”), LUMEXA IMAGING OUTPATIENT, INC., a Delaware corporation (the “LIO Borrower” and together with the LII Borrower, the “Borrowers”) and Barclays Bank PLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement, dated as of December 15, 2020 (as amended or otherwise modified by Incremental Amendment No. 1, dated as of December 31, 2021, Amendment No. 2, dated as of March 21, 2023, Amendment No. 3, dated as of July 16, 2024, Amendment No. 4, dated as of November 22, 2024, Amendment No. 5, dated as of December 17, 2025 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrowers, Lumexa Imaging Intermediate Holdings, Inc., a Delaware corporation, Lumexa Imaging Outpatient Intermediate Holdings, Inc., a Delaware corporation, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, pursuant to and in accordance with Section 10.01(3)(b) of the Credit Agreement, the Administrative Agent and the Borrowers may amend the Credit Agreement to cure any obvious errors, mistakes, ambiguities, incorrect cross-references or any errors or omissions of a technical or immaterial nature;

WHEREAS, the Administrative Agent and the Borrowers desire to amend the Credit Agreement in accordance with Section 10.01(3)(b) as further described herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.
Amendment. In order to correct an obvious error in certain dates referenced in the Credit Agreement, the Credit Agreement is hereby amended as follows effective as of December 17, 2025:
(a)
Section 1.01 of the Credit Agreement is hereby amended by replacing “December 31, 2021” with “December 31, 2027” in clause (2) of the definition of “Compliance Certificate”; and
(b)
Section 2.05(2)(a) of the Credit Agreement is hereby amended by replacing “December 31, 2021” with “December 31, 2027”.
SECTION 3.
Conditions to Effectiveness. The effectiveness of this Amendment is subject to the Administrative Agent receiving a counterpart of this Amendment, executed and delivered by each Borrower and the Administrative Agent.

[Signature Page to Amendment No. 6]

SECTION 4.
Continuing Effect.
(a)
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)
The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a “Loan Document”.
SECTION 5.
Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Borrowers and the Administrative Agent. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The provisions of Section 10.13 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 6.
GOVERNING LAW; WAIVER OF JURY TRIAL.

(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c) The provisions of Section 10.16(2) of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Remainder of page intentionally left blank]

[Signature Page to Amendment No. 6]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LUMEXA IMAGING, INC.

LUMEXA IMAGING OUTPATIENT, INC.

By: /s/ Caitlin Zulla

Name: Caitlin Zulla

Title: Chief Executive Officer

BARCLAYS BANK PLC, as Administrative Agent

By: /s/ Ronnie Glenn

Name: Ronnie Glenn

Title: Director

[Signature Page to Amendment No. 6]